UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): July 2, 2024
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SHAPEWAYS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39092 (Commission File Number)	87-2876494 (I.R.S. Employer Identification Number)

12163 Globe St. Livonia, MI		48150
(Address of principal executive offices)		(Zip Code)

(734) 422-6060
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001	SHPW	The NASDAQ Stock Market LLC
Warrants to purchase Common Stock	SHPWW	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03 Bankruptcy or Receivership.

On July 2, 2024, after considering all strategic alternatives, Shapeways Holdings, Inc. (the “Company”) ceased operations and filed a voluntary petition for relief (the “Bankruptcy Filing”) under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §101 et seq. (the “Bankruptcy Code”). The Bankruptcy Filing was filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Each of the Company’s subsidiaries also ceased operations and filed voluntary petitions for bankruptcy relief.

As a result of the Bankruptcy Filing, a Chapter 7 trustee will be appointed by the Bankruptcy Court and will administer the Company’s bankruptcy estate, including liquidating the assets of the Company in accordance with the Bankruptcy Code. Once a Chapter 7 trustee is appointed, an initial hearing for creditors will be scheduled, and the Notice of Bankruptcy Case Filing will be sent to known creditors.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement.

The Bankruptcy Filing triggered Events of Default under certain of the Company’s outstanding debt instruments, including the $669,500 secured promissory note dated June 10, 2024, entered into with 3DP Custom Manufacture, LLC as lender, which results in acceleration of the Company’s obligations under such instruments.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Concurrent with the Bankruptcy Filing, Greg Kress, the Company’s chief executive officer, Alberto Recchi, the Company’s chief financial officer, and Andy Nied, the Company’s chief operating officer, resigned as executive officers of the Company. Following the Bankruptcy Filing, neither the Company nor any of its subsidiaries have officers or employees.

Concurrent with the Bankruptcy Filing, directors Leslie C.G. Campbell, Raj Batra, Ryan Kearny, Greg Kress, Christine Gorjanc, Alberto Recchi and Josh Wolfe tendered their resignations as members of the Company’s board of directors. Such resignations are not the result of any disagreements with the Company regarding the Company’s operations, policies, or practices. Each of the directors resigned due to the Bankruptcy Filing, which effectively eliminates the powers of the board of directors. Following the director resignations, neither the Company nor any of its subsidiaries have members serving on their respective boards of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shapeways Holdings, Inc.

Dated: July 2, 2024	By:	/s/ Alberto Recchi
	Name:	Alberto Recchi
	Title:	Chief Financial Officer